Exhibit 10.3

AMENDMENT NO. 1

TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT NO.  1  (this “Amendment”) to the Employment Agreement referenced below is entered into on March 27, 2020 and effective as of December 31, 2019 (the “Amendment 1 Effective Date”) by and between FOCUS FINANCIAL PARTNERS, LLC, a Delaware limited liability company (“Focus”) and LEONARD CHANG (“Executive”).

WHEREAS,  Focus and Executive entered into that certain Employment Agreement, dated as of April 12, 2017 (as in effect as of the date hereof, the “Employment Agreement”) (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Employment Agreement);

WHEREAS, the parties hereto desire to amend the Employment Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and undertakings contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1.         Salary and Incentive Compensation.  Effective as of the Amendment 1 Effective Date, all references to “125% to 150%” in Section 3.1 of the Employment Agreement are hereby deleted and replaced with “150% to 200%.”

2.         Ratification.  This Amendment shall be deemed to be an amendment to the Employment Agreement, and the Employment Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.  All references to the Employment Agreement herein or in any other document, instrument or agreement shall hereafter be deemed to be references to the Employment Agreement as amended hereby.  In the event of a conflict between the terms of the Employment Agreement and the terms of this Amendment, the terms of this Amendment shall control.

3.         Counterparts.  This Amendment may be executed in two or more counterparts (including by facsimile or portable document format (.pdf) delivery), all of which shall be considered one and the same agreement, and shall become effective when a counterpart has been signed by each of the parties and delivered to the other parties.  Any facsimile or digital copies hereof or signatures hereon shall, for all purposes, be deemed originals.

4.         Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to such State’s principles of conflict of laws.

Signature Pages Follow.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the Amendment 1 Effective Date.

COMPANY

Focus Financial Partners, LLC

By:	/s/ Ruediger Adolf
Name:	Ruediger Adolf
Title:	Chief Executive Officer

EXECUTIVE

/s/ Leonard Chang
Leonard Chang

SIGNATURE PAGE TO AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (LEONARD CHANG)